                                                                     EXHIBIT 4.1

                             [Front of Certificate]

Number                                                                    Shares

              Incorporated under the laws of the State of Delaware


                      HEARTLAND TERRITORIES HOLDINGS, INC.

                             Total Authorized Issue                  See Reverse
                       60,000,000 Shares $0.01 Par Value             for Certain
                                  Common Stock                       Definitions



THIS IS TO CERTIFY THAT            SPECIMEN                   IS THE OWNER OF
                       ---------------------------------------
------------------------------------------ fully paid and non-assessable shares of the above corporation transferable only on the books of the Corporation by the holder thereof in person or by duly authorized Attorney upon the surrender of this Certificate properly endorsed.

WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED


------------------------                          ------------------------------
               Secretary                                               President

                                [Corporate Seal]

                            [Reverse of Certificate]

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:

     TEN COM -- as tenants in common              UNIF GIFT MIN ACT --                Custodian
                                                                                  (Cust)     (Minor)
     TEN ENT -- as tenants by the entireties                                 under Uniform Gifts to Minors
                                                                                         Act:
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants
                in common                                                               (state)

     Additional abbreviations may also be used though not in the above list.

For value received             , hereby sell, assign and transfer unto
                   -----------
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                            ]
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          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL
                             ZIP CODE OF ASSIGNEE)

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---------------------------------------------------------------------- Shares
represented by the within Certificate, and do hereby irrevocably constitute and
appoint                                                               Attorney
        --------------------------------------------------------------
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated
          ----------------------------

          In presence of                      --------------------------------

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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.